FUND HIGHLIGHTS
---------------
RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") is a closed-end, global bond fund currently investing in three major regions: North America (United States and Canada), Europe and, to a lesser extent, Latin America. Under normal market conditions, the Fund invests at least 65% of its assets in U.S. or foreign government securities. The securities in the investment portfolio currently have an average credit-quality rating of AA plus and have effective maturities generally between 3 and 10 years.
The primary objective of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

                                                         SIX MONTHS
                                                              ENDED
                                                      JULY 31, 1998           FISCAL      FISCAL      FISCAL
PERIOD ENDED*                                           (UNAUDITED)             1997        1996        1995

------------------------------------------------------------------------------------------------------------
Total investment income                                    $ 16,715       $   34,578  $   33,013  $   33,300
Total investment income per share                              0.55             1.13        1.08        1.09
Net investment income                                        14,315           30,054      28,665      29,171
Net investment income per share                                0.46             0.98        0.94        0.96
Net realized and unrealized gain (loss)                      (6,092)           1,421       6,163      22,048
Net realized and unrealized gain (loss) per share             (0.20)            0.05        0.21        0.72
Net asset value at end of period                              11.73            11.91       11.87       11.64
Market price at end of period                                 10.44            11.16       10.63       10.25
Total return on market price                                  (2.52)%          14.76%      13.57%      16.21%
Total return on net asset value                                2.61%            9.66%      11.72%      17.07%
Dividend from net investment income                          $ 0.44       $     0.99  $     0.92  $     0.89
Effective dividend yield**                                     8.51%            8.87%       8.65%       8.68%

 * IN THOUSANDS EXCEPT PER SHARE DATA.

** DIVIDEND DIVIDED BY MARKET PRICE AND ANNUALIZED.

CHAIRMAN'S LETTER TO SHAREHOLDERS
----------------------------------------------------------

                                                                           PHOTO

September 2, 1998

Dear Shareholders:

For the six months of fiscal 1998 ended July 31, 1998, the RCM Strategic Global Government Fund (NYSE Symbol: RCS) earned
 $14.3 million (46 cents per share) of net investment income. Total dividends distributed during this period represented 3.8% of the portfolio's net asset value and provided shareholders with an effective dividend yield of 8.5% based upon RCS' stock price. RCS' net asset value decreased 18 cents per share in the first half of fiscal 1998 while the market price of the Fund's shares declined 72 cents per share. Results were negatively impacted by an increase in the yields of emerging markets debt securities while U.S. Treasury bond rates continued to decline. The sum of dividends paid and change in principal produced a total return for the period of 2.6% and (2.5%) calculated on the basis of net asset value and stock price, respectively.

INVESTMENT PORTFOLIO CHARACTERISTICS

The average credit quality of the investment portfolio is rated AA. Approximately 83% and 13% of the debt securities held are rated AAA and BB, respectively, by either, or both, of the major credit rating agencies. The largest single investment is a position of over $200 million in Government National Mortgage Association (GNMA) 7% mortgage pass-through securities.

As measured by the duration of the Fund's investments, the percentage contribution of each country or region to total portfolio variability, after including the impact of swap contracts, is approximately as follows: United States 5.9%, Canada 11.7%, Developed Europe 45.1%, and Emerging Markets 37.3%. Total portfolio duration at July 31, 1998, was 5.1 years and the average effective maturity was approximately 6.9 years. Unhedged foreign currency exchange rate exposure remains nil.

The Fund continues to derive the majority of its income from investments in the United States. Approximately two thirds of total investment income is earned from mortgage-

CHAIRMAN'S LETTER TO SHAREHOLDERS
----------------------------------------------------------

backed securities, collateralized mortgage obligations and money market investments while emerging and developed foreign securities contributed 23% and 10% of total investment income, respectively.

COMPARATIVE INVESTMENT PERFORMANCE

RCS' (2.5%) return on market price and 2.6% return on net asset value for the six months ended July 31, 1998 compared to returns of 7.2% on market price and 6.4% on net asset value for the same period last year. The comparative fiscal 1998 benchmark returns, representing the average market performance for the major sectors in which the Fund invests, are 2.9% for the Salomon Brothers Mortgage Security Index, 4.3% for the Salomon Brothers World Government Bond Index (Hedged) and 0.8% for the J.P. Morgan Emerging Market Bond Index.

                                                                                                    SIX MONTHS ENDED
REFERENCE RETURNS*                                                                                     JULY 31, 1998
--------------------------------------------------------------------------------------------------------------------
RCS return on market price**                                               (2.5%)
RCS return on net asset value**                                              2.6%
Salomon Brothers Mortgage Security Index                                   2.9%
Salomon Brothers World Government Bond Index (Hedged)                   4.3%
J.P. Morgan Emerging Market Bond Index                                    0.8%

* REFERENCE RETURNS ARE USED FOR COMPARISON TO TOTAL RETURN ON NET ASSET VALUE AND REPRESENT THE MAJOR MARKET SECTORS IN WHICH THE PORTFOLIO IS PERMITTED TO INVEST. THE SALOMON BROTHERS MORTGAGE SECURITY INDEX INCLUDES VARIOUS TYPES OF MORTGAGE SECURITIES, INCLUDING 30-YEAR FNMA/GNMA ISSUES, 20-YEAR FHLMC ISSUES, 15-YEAR FHLMC/FNMA/GNMA ISSUES AND FHA PROJECT NOTES. THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (HEDGED) IS A MARKET CAPITALIZATION BOND INDEX THAT INCLUDES LOCAL GOVERNMENT BOND MARKET RETURNS HEDGED INTO U.S. DOLLAR RETURNS OF TWELVE COUNTRIES THAT ARE FREELY OPEN TO FOREIGN INVESTORS. THE J.P. MORGAN EMERGING MARKET BOND INDEX INCLUDES APPROXIMATELY $100 BILLION IN FACE VALUE OUTSTANDING, DOLLAR-DENOMINATED, RESTRUCTURED SOVEREIGN BONDS.

** RCS RETURNS ARE CALCULATED ASSUMING REINVESTMENT OF DIVIDENDS AT THE ACTUAL
   AVERAGE MARKET PRICE OBTAINED BY THE FUND'S TRANSFER AGENT.

CHAIRMAN'S LETTER TO SHAREHOLDERS
----------------------------------------------------------

STOCK PRICE DISCOUNT TO NET ASSET VALUE

The average percentage stock price discount to net asset value increased from 8.3% in fiscal 1997 to 9.3% for the six months ended July 31, 1998. The difference between the value per share of the Fund's investments and RCS' stock price at the end of July 31, 1998, compared to January 31, 1998, widened to approximately $1.29 from $0.75.

I encourage you to visit RCS' web site, www.RCSfund.com, for updated information regarding the Fund's portfolio of investments. The Board of Directors and Officers appreciate your confidence in RCS and your investment in the Fund.

Sincerely,
/s/ GARY SCHREYER

Gary Schreyer
CHAIRMAN OF THE BOARD AND PRESIDENT

MANAGER DISCUSSION AND ANALYSIS
------------------------------

REGIONAL PORTFOLIO COMPOSITION. Over the six-month period, RCS was regionally diversified. Measured on the basis of sensitivity to interest rate changes or "duration," the key regions were North America (United States and Canada, 17.6% of total), Europe (45.1%), and Emerging Markets (37.3%) as of July 31, 1998. The mix of regions at July 31 was representative of the portfolio throughout the period.

U.S. investments were predominantly mortgage "pass-through" securities. Pass-throughs provide substantial yield above other U.S. securities and have principal and interest guaranteed by the U.S. government or government-sponsored agencies. In this period, they contributed 49% of investment income. The total return on pass-throughs is sensitive to prepayment of the underlying mortgage loans. During the period, two important changes were made in the mix of (1) issuers and (2) coupons to address the potential for faster prepayments. Issuer changes included the sale of $467 million of FNMA pass-throughs replaced by GNMA pass-throughs that historically have slower prepayment experience when interest rates decline. Coupon changes included adding $500 million of 7% coupons from the sale of 7.5% coupons to provide better prepayment support. At period end, pass-throughs with 7.0% and 7.5% coupons represented 73.8% of RCS' total investments, while total pass-throughs represented 79%.

Exposure to European and Canadian interest rates was composed of U.S dollar positions held through interest rate swaps, a strategy employed by the Fund since 1995. Swaps are often a more efficient way to effectively hold foreign bonds without taking currency risk, and hence help RCS achieve its goals. They allow RCS to benefit from stable or declining foreign interest rates while avoiding foreign currency exchange risk since all interest payments and any future gains or losses are in U.S. dollars. In the period, these positions contributed 10.4% of investment income. Positions at period end included Belgium, Canada, Finland, Germany, The Netherlands and Switzerland as detailed on page 10. During the period, a $40 million notional Switzerland position was added to take advantage of the considerable yield differences between 10-year and 1-year Swiss interest rates. The lack of such yield opportunities in Canada prompted the sale of $25 million of existing notional Canadian positions.

RCS' emerging market investments are predominantly in Latin American markets:
Argentina, Mexico and Panama. The Argentina and Mexico positions represent two of the

MANAGER DISCUSSION AND ANALYSIS
------------------------------

most liquid markets in emerging market debt. As part of the overall allocation in emerging markets, RCS has $20 million in notional swap positions indexed to the J.P. Morgan Emerging Market Bond Index Plus ("EMBI+") included in the swap schedule on page 10. The EMBI+ is an index of actively traded U.S. dollar-denominated debt instruments from the following thirteen emerging countries (in order of market capitalization): Brazil, Argentina, Mexico, Russia, Venezuela, Ecuador, Poland, Nigeria, Bulgaria, The Philippines, Peru, Morocco and Panama. The EMBI+ swaps allow RCS to hold a geographically diversified basket of exposures to emerging market positions. The overall exposure makes important contributions to Fund income.

MARKET DYNAMICS. Interest rates in the United States, as represented by the 10-year Treasury, were essentially unchanged during the period. European interest rates using the 10-year German government rate enjoyed a 0.43% decrease. Market concerns over the new EURO currency peaked in late 1997 and subsided considerably in 1998, providing a more favorable context for lower rates in Europe. Emerging market securities were directly and adversely affected by events in Asia, including Japan. The "Asian crisis" worsened in the quarter as the market evaluated the depth of economic recession in the area, questioning political leadership and the will to solve it. Market participants also tried to judge its impact on the global economy and, as a result, raised the risk premium that investors require for assuming credit risk. When the premium for risk goes up, emerging market securities will underperform comparable U.S. government securities. Latin American bonds and emerging markets generally experienced a higher premium, effectively raising their interest rates by upwards of 0.90%.

FINANCIAL LEVERAGE is an integral part of Dresdner RCM Global Investors LLC's ("Dresdner RCM"), the Fund's investment manager, income and duration management strategies for RCS. Transactions that are financed create financial leverage and allow RCS to earn the spread between the yield of the underlying security and short-term interest rates. A financed transaction has three important effects:
(1) it increases income to the extent of the interest rate spread, (2) it increases overall duration risk, and (3) it adds sensitivity to rising short-term interest rates. As leverage, these transactions are limited by regulations. To further limit the effect of leverage, the Fund has segregated $246 million in high credit quality, liquid investments.

MANAGER DISCUSSION AND ANALYSIS
------------------------------

Financed mortgage-backed securities, "mortgage dollar rolls," contributed $1.7 million in income to date in 1998 on average volume of $207 million. The income contribution appears on the Statement of Operations as Fee Income. At period end, there was $210 million in mortgage dollar rolls compared to $191 million at fiscal year-end.

Since 1994, RCS has used interest rate swaps for managing income and duration. For income, RCS averaged $265 million in notional interest rate swaps on Canadian and European interest rates and $20 million in notional amount on emerging markets. The income contribution from swaps was $1.8 million and is included in the Fund's interest income. At period end, there was $285 million notional interest rate swaps based on European, Canadian and emerging market interest rates. RCS also had $164 million in notional U.S. interest rate swaps that served to lock the cost of financing on mortgage dollar roll positions at period end, compared to $89 million of comparable swaps at prior fiscal year-end.

To manage overall duration, RCS sells U.S. Treasury bonds on a forward commitment basis. RCS averaged $79 million in bonds sold forward during the year. At July 31, 1998, there was $81.5 million in similar positions, as detailed on page 10, compared to $90.1 million at fiscal year-end.

DISCOUNT. During the six months period ended July 31, 1998, RCS' stock traded at a price 9.3% below its net asset value on average, compared to 8.3% in fiscal 1997. Dresdner RCM is responsible for the net asset value performance of the Fund. The stock price of RCS is affected by factors outside of the direct control of Dresdner RCM, including the phases of the interest rate cycle, the stock market in general, and specific supply and demand characteristics of RCS. In achieving the goals of RCS, Dresdner RCM uses the income and duration management tools available to it under the closed-end format.

MARKET OUTLOOK. In the 1997 Annual Report, Dresdner RCM's outlook anticipated that the Asian crisis would create an environment for stable-to-lower interest rates globally in the year ahead. The outlook remains unchanged for the United States and other developed nations. However, volatility in emerging markets is likely to continue through year-end, and the allocation to this region serves an important income role towards achieving RCS' goals.

RCS INVESTMENT INCOME SUMMARY (UNAUDITED)

                                                               SIX MONTHS       SIX MONTHS
                                                                    ENDED            ENDED
                                                            JULY 31, 1998    JULY 31, 1998          1997         1997
                                                             (PERCENTAGE)          (000'S)    PERCENTAGE      (000'S)
---------------------------------------------------------------------------------------------------------------------
UNITED STATES
  Mortgage Pass-Throughs                                            48.7%          $ 8,148         41.0%  $    14,197
  Mortgage Projects/CMO's                                            6.4%            1,065         18.8%        6,485
  Mortgage Dollar Rolls                                              9.9%            1,651          4.4%        1,529
  Cash & Other                                                       2.0%              336          1.7%          576
---------------------------------------------------------------------------------------------------------------------
  Total United States                                               67.0%           11,200         65.9%       22,787
---------------------------------------------------------------------------------------------------------------------
DEVELOPED FOREIGN
  Canada                                                             3.0%              498          4.4%        1,519
  Germany                                                            2.7%              430          4.1%        1,401
  The Netherlands                                                    2.0%              326          2.8%          960
  Belgium                                                            1.3%              221          1.8%          626
  Finland                                                            1.0%              175          1.4%          494
  Switzerland                                                        0.4%               67          0.6%          205
---------------------------------------------------------------------------------------------------------------------
  Total Developed Foreign                                           10.4%            1,717         15.1%        5,205
---------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
  Argentina                                                          6.9%            1,159          6.3%        2,196
  Mexico                                                             5.6%              940          6.1%        2,095
  Panama                                                             4.5%              758          3.2%        1,112
  Poland                                                             1.9%              314            --           --
  Korea                                                              1.4%              231            --           --
  Brazil                                                             0.7%              118          2.9%        1,015
  Other                                                              1.6%              278          0.5%          168
---------------------------------------------------------------------------------------------------------------------
  Total Emerging Markets                                            22.6%            3,798         19.0%        6,586
---------------------------------------------------------------------------------------------------------------------
  Total RCS Investment Income                                      100.0%          $16,715        100.0%  $    34,578
---------------------------------------------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
JULY 31, 1998 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                       VALUE
CURRENCY    (000'S)   DESCRIPTION                                                         (US$)
-----------------------------------------------------------------------------------------------

INVESTMENTS IN DEBT SECURITIES - 154.1%*
ARGENTINA -- 6.8%
USD                   Republic of Argentina
             15,000    5.75%, Step-Up Coupon, 03/31/23                            $  11,325,000
              4,000    8.38%, 12/20/03                                                4,038,000
              5,000    9.75%, 09/19/27                                                4,802,500
              4,000   10.95%, 11/01/99                                                4,172,000
                                                                                  -------------
                      Total Argentina                                                24,337,500
                                                                                  -------------
BRAZIL -- 1.2%
USD                   Federal Republic of Brazil C Bond, 5.00%
              5,801   with 3.00% Interest Capitalization, 04/15/14                    4,423,301
                                                                                  -------------
KOREA -- 2.3%
USD                   Republic of Korea
              8,860    8.88%, 04/15/08                                                8,339,918
                                                                                  -------------
MEXICO -- 5.4%
USD                   United Mexican States
              6,000    9.75%, 02/06/01                                                6,327,000
              7,000   11.38%, 09/15/16                                                7,920,500
              4,326   11.50%, 05/15/26                                                5,074,398
                                                                                  -------------
                      Total Mexico                                                   19,321,898
                                                                                  -------------
PANAMA -- 4.6%
USD                   Republic of Panama
              4,000    7.88%, 02/13/02, 144A**                                        3,970,000
             13,518    8.88%, 09/30/27                                               12,673,125
                                                                                  -------------
                      Total Panama                                                   16,643,125
                                                                                  -------------
POLAND -- 3.6%
USD                   Republic of Poland
             14,000   4.00%,  Step-Up Coupon, 10/27/14                               12,810,000
                                                                                  -------------
UNITED STATES -- 130.2%
USD                   MORTGAGE-BACKED SECURITIES -- 122.3%
             14,324   GNMA    7.00%,  2027 - 2028                                    14,568,057
              6,601   FNMA    7.00%,  2027 - 2028                                     6,695,677
             55,354   GNMA    7.50%,  2006 - 2028                                    56,987,620
             23,728   FNMA    7.50%,  2026 - 2028                                    24,362,363
             96,985   FHLMC   7.50%,  2025 - 2026                                    99,485,850

 * PERCENTAGE OF NET ASSETS
** SECURITY PURCHASED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
   MAY BE RESOLD ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
JULY 31, 1998 (UNAUDITED)

COUNTRY/  PRINCIPAL                                                                       VALUE
CURRENCY    (000'S)   DESCRIPTION                                                         (US$)
-----------------------------------------------------------------------------------------------
USD                   MORTGAGE-BACKED SECURITIES - (CONTINUED)
              3,743   GNMA    8.00%,  2016 - 2022                                 $   3,913,217
              5,606   FHLMC   8.00%,  2024                                            5,800,928
                481   GNMA    8.50%,  2016 - 2023                                       508,442
            206,000   GNMA    7.00%,  2028 TBA                                      209,506,120
             10,011   FHA Project Pool 56,  7.43%, 11/01/22                          10,047,273
              5,855   FHA Project Pool 144 S, 7.43%, 06/01/24                         6,128,278
                                                                                  -------------
                      Total Mortgage-Backed Securities                              438,003,825
                                                                                  -------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.9%
                      DLJ Mortgage Acceptance Corp.
              1,000   Series 1994-MF11, Class A2 8.10%, 06/18/04                      1,043,828
              4,850   Series 1994-MF11, Class A3 8.10%, 06/18/04                      5,080,943
                      Federal Home Loan Mortgage Corp.
             17,932   Series 1667, Class PE 6.00%, 03/15/08                          17,965,623
                      G E Capital Mortgage Services, Inc.
              4,099   Series 1994-12, Class B1 6.00%, 04/25/09                        3,988,541
                                                                                  -------------
                      Total Collateralized Mortgage Obligations                      28,078,935
                                                                                  -------------
TOTAL INVESTMENTS IN DEBT SECURITIES -- (COST $540,811,215)                         551,958,502
                                                                                  -------------
SHORT-TERM INVESTMENTS -- 1.6%
UNITED STATES -- 1.6%
USD                   MONEY MARKET FUNDS -- 1.6% (NOTE 1)
          5,765,236   SSgA U.S. Government Money Market Fund                          5,765,236
                                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS -- (COST $5,765,236)                                     5,765,236
                                                                                  -------------
TOTAL INVESTMENTS -- 155.7%
(COST $546,576,451)                                                                 557,723,738
                                                                                  -------------
Payable for Investments Purchased -- (58.5%)                                       (209,347,500)
Payable for Investments Sold on a Forward Commitment Basis, net -- (23.9%)+         (85,778,107)
Other Assets Less Liabilities -- 26.7%++                                             95,504,628
                                                                                  -------------
NET ASSETS -- 100.0%                                                              $ 358,102,759
                                                                                  -------------
                                                                                  -------------

TERMS
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GNMA      -- Government National Mortgage Association
TBA       -- To Be Announced, Standard Settlement
USD       -- United States Dollars

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INVESTMENTS IN SECURITIES AND NET ASSETS
----------------------------------------------------------
JULY 31, 1998 (UNAUDITED)

+ On a forward commitment basis, the Fund has agreed to sell the following U.S.
  Treasury securities - (Note 1):

          PRINCIPAL                                                    VALUE
CURRENCY    (000'S)   DESCRIPTION                                      (US$)
----------------------------------------------------------------------------
USD       $  28,750   U.S. Treasury Bonds 6.00%, 02/15/26       $ 29,575,125
USD          39,000   U.S. Treasury Bonds 6.25%, 08/15/23         41,301,390
USD          13,750   U.S. Treasury Bonds 6.88%, 08/15/25         15,754,750
          ---------                                             ------------
          $  81,500   (Proceeds $84,436,393)                    $ 86,631,265
          ---------                                             ------------
          ---------                                             ------------

--------------------------------------------------------------------------------

++ As of July 31, 1998, the Fund had the following outstanding interest rate swap agreements denominated in U.S. dollars - (Note 1):

              COUNTER-
   NOTIONAL      PARTY                                            SWAP                              UNREALIZED
     AMOUNT     CREDIT                          TERMINATION   MATURITY         RATE               APPRECIATION
    (000'S)     RATING  COUNTRY                        DATE       DATE     RECEIVED  RATE PAID  (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
$    25,000          A  Belgium                      1/4/99     1/3/04       6.05%       4.27%(a)  $  1,540,300
     50,000        AAA  Canada                       1/4/99     1/3/04       6.05%       4.83%(a)       794,250
     25,000          A  Finland                      1/4/99     1/3/02       5.82%       4.37%(a)       984,600
     75,000         AA  Germany                      1/4/99     1/3/02       5.42%       4.25%(a)     2,174,925
     25,000          A  The Netherlands              1/4/99     1/3/02       5.38%       4.19%(a)       694,000
     25,000        AAA  The Netherlands              1/4/99     1/3/02       5.38%       3.90%(b)       803,750
     40,000         AA  Switzerland                 6/19/00    6/19/08       3.67%       2.18%(b)       (51,360)
     45,000        AAA  United States               2/28/99    2/28/99       5.66%(b)     5.68%        (1,800)
     50,000        AAA  United States                2/6/99     2/6/99       5.66%(b)     5.50%        45,500
     69,000        AAA  United States                2/6/99     2/6/99       5.66%(b)     5.50%        59,754
     10,000         AA  J.P. Morgan EMBI+(c)        12/8/99    12/8/99       9.65%       6.05%       (779,140)
     10,000         AA  J.P. Morgan EMBI+(c)        4/24/00    4/24/00       9.56%       5.91%       (823,680)
--------------------------------------------------------------------------------------------------------------
$   449,000                                                                                      $  5,441,099
--------------------------------------------------------------------------------------------------------------

(A) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE AND FIXED THROUGH TERMINATION DATE.

(B) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE.

(C) THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) IS A TOTAL RETURN INDEX TRACKING THE TRADED EXTERNAL CURRENCY DENOMINATED DEBT INSTRUMENTS OF SEVERAL EMERGING MARKET COUNTRIES. FINAL PAYMENT WILL BE ADJUSTED BASED ON THE PERFORMANCE OF THE UNDERLYING INDEX OVER THE TERM OF THE AGREEMENT.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------
JULY 31, 1998 (UNAUDITED)

     ASSETS:
     Investments in securities, at value -- (Note 1)
       (cost $540,811,215)                                                                        $      551,958,502
     Cash equivalents -- (Note 1)                                                                          5,765,236
     Receivable for investments sold -- (Note 1)                                                          84,014,229
     Receivable on interest rate swap contracts, net -- (Note 1)                                           5,441,099
     Interest receivable                                                                                   7,009,185
                                                                                                  ------------------
         Total Assets                                                                                    654,188,251
                                                                                                  ------------------
     LIABILITIES:
     Payable for investments purchased -- (Note 1)                                                       209,347,500
     Investments sold on a forward commitment basis, net -- (Note 1)                                      85,778,107
     Deferred fee income -- (Note 1)                                                                         177,991
     Payable for:
       Professional fees                                                                                     362,308
       Investment management fees -- (Note 2)                                                                288,754
       Administration fees -- (Note 2)                                                                        58,911
       Custodial fees                                                                                         36,098
       Printing and postage expenses                                                                          33,206
       Other expenses                                                                                          2,617
                                                                                                  ------------------
         Total Liabilities                                                                               296,085,492
                                                                                                  ------------------
     NET ASSETS                                                                                   $      358,102,759
                                                                                                  ------------------
                                                                                                  ------------------
     NET ASSETS CONSIST OF:
     Paid-in capital -- (Note 3)                                                                  $      380,711,199
     Distribution in excess of net investment income                                                        (278,299)
     Accumulated net realized loss on investments, interest rate swaps, and forward commitments          (36,711,819)
     Net unrealized appreciation on investments, interest rate swaps, and forward commitments             14,381,678
                                                                                                  ------------------
     NET ASSETS                                                                                   $      358,102,759
                                                                                                  ------------------
                                                                                                  ------------------
     NET ASSET VALUE PER SHARE
     (30,515,800 shares outstanding)                                                              $            11.73
                                                                                                  ------------------
                                                                                                  ------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
---------------------------------
FOR THE SIX MONTHS ENDED JULY 31, 1998 (UNAUDITED)

     INVESTMENT INCOME:
     Income:
       Interest                                                                                     $     15,063,972
       Fee income -- (Note 1)                                                                              1,650,891
                                                                                                    ----------------
     Total investment income                                                                              16,714,863
                                                                                                    ----------------
     Expenses:
       Investment management fees -- (Note 2)                                                              1,703,960
       Professional fees                                                                                     366,356
       Administration fees -- (Note 2)                                                                       152,394
       Custodial fees                                                                                         97,040
       Directors' fees and expenses                                                                           23,711
       Insurance expense                                                                                      19,105
       Registration and filing fees                                                                           17,168
       Transfer agent fees                                                                                     9,421
       Printing and postage expenses                                                                           8,893
       Other expenses                                                                                          1,544
                                                                                                    ----------------
     Total expenses                                                                                        2,399,592
                                                                                                    ----------------
     Net investment income                                                                                14,315,271
                                                                                                    ----------------
     NET REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investments, interest rate swaps, and forward commitments                        6,211,677
     Net change in unrealized depreciation on investments, interest rate swaps, and forward
       commitments                                                                                       (12,303,245)
                                                                                                    ----------------
     Net realized and unrealized loss                                                                     (6,091,568)
                                                                                                    ----------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $      8,223,703
                                                                                                    ----------------
                                                                                                    ----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------

                                                                              SIX MONTHS ENDED
                                                                                 JULY 31, 1998           YEAR ENDED
                                                                                   (UNAUDITED)     JANUARY 31, 1998
                                                                            -------------------  -------------------
     OPERATIONS:
     Net investment income                                                   $      14,315,271    $      30,054,331
     Net realized gain (loss) on:
       Investments, interest rate swaps, and forward commitments                     6,211,677           (7,145,875)
     Net change in unrealized appreciation (depreciation) on investments,
       interest rate swaps, and forward commitments                                (12,303,245)           8,567,348
                                                                            -------------------  -------------------
     Net increase in net assets resulting from operations                            8,223,703           31,475,804

     DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income -- (Note 1)                              (13,549,015)         (30,149,611)
                                                                            -------------------  -------------------
     Net increase (decrease) in net assets                                          (5,325,312)           1,326,193

     NET ASSETS:
     Beginning of period                                                           363,428,071          362,101,878
                                                                            -------------------  -------------------
     End of period*                                                          $     358,102,759    $     363,428,071
                                                                            -------------------  -------------------
                                                                            -------------------  -------------------

   * Includes distributions in excess of net investment income               $        (278,299)   $      (1,044,555)
                                                                            -------------------  -------------------
                                                                            -------------------  -------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS
---------------------------------
FOR THE SIX MONTHS ENDED JULY 31, 1998 (UNAUDITED)

     CASH FLOWS FROM OPERATING AND INVESTING ACTIVITIES:
      Investment income received                                                                    $      12,308,420
      Operating expenses paid                                                                              (2,217,470)
      Purchase of long-term portfolio investments                                                        (526,696,508)
      Proceeds from disposition of long-term portfolio investments                                        527,952,309
                                                                                                    -----------------
      Net cash provided by operating activities                                                            11,346,751
                                                                                                    -----------------
     CASH FLOWS FROM FINANCING ACTIVITIES:
      Net proceeds from dollar roll transactions                                                            1,736,796
      Dividends paid from net investment income                                                           (13,549,015)
                                                                                                    -----------------
      Net cash used in financing activities                                                               (11,812,219)
                                                                                                    -----------------
      Net decrease in cash                                                                                   (465,468)
      Cash and equivalents at beginning of period                                                           6,230,704
                                                                                                    -----------------
      Cash and equivalents at end of period                                                         $       5,765,236
                                                                                                    -----------------
                                                                                                    -----------------
     RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
      Net increase in net assets resulting from operations                                          $       8,223,703
      Increase in investments                                                                             (18,122,664)
      Net realized gain on investments and forward commitments                                             (6,211,677)
      Net unrealized depreciation on investments                                                            9,112,817
      Change in:
        Receivable for investments sold                                                                    13,237,618
        Net unrealized depreciation on interest rate swaps                                                  1,657,205
        Interest receivable                                                                                (2,912,831)
        Payable for investments purchased                                                                  18,323,484
        Payable for investments sold on a forward commitment basis                                        (12,147,202)
        Accrued expenses                                                                                      186,298
                                                                                                    -----------------
      Net cash provided by operating activities                                                     $      11,346,751
                                                                                                    -----------------
                                                                                                    -----------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITIES VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts, and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) currency underlying all contractual commitments held by the Fund on each day is determined by using the appropriate current or forward exchange rate. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of July 31, 1998, there were no open Forwards.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At July 31, 1998, there were $86,631,265 of forward sale commitments outstanding.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $1,650,891. At July 31, 1998, there were $209,347,500 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

INTEREST RATE SWAPS: The Fund enters into interest rate swaps for investment, hedging and risk management purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest--e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

The Fund had $285 million in notional amount of swaps to provide regional exposure to interest rates in Europe, Canada and emerging markets, and $164 million in notional amount to hedge exposure to an increase in U.S. short-term interest rates. The swaps are U.S. dollar-denominated to

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) provide interest rate exposure without foreign currency exchange risk. The difference between rates received and paid by the Fund constitutes investment income. Unrealized appreciation on swap positions was $5,441,099 at July 31, 1998.

REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At July 31, 1998, the Fund had no open reverse repurchase agreements outstanding.

LEVERAGE: Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. In order to limit leverage, the Fund segregated $246,463,328 in high credit quality, liquid investments against outstanding obligations, resulting in $50,336,572 net leverage at July 31, 1998.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. As of July 31, 1998, the Fund had capital loss carryovers of $16,648,019, $18,629,658, and $1,742,109 which will expire on January 31,
2003, January 31, 2004, and January 31, 2006, respectively.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Any differences are primarily due to differing treatments for losses deferred, accounting for foreign currency, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds to be cash equivalents.

NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
----------------------------------------------------------

2.  TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
Dresdner RCM Global Investors LLC, the Fund's investment manager, furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and receives a fee of 0.10% on the first $250 million of the Fund's average daily net assets, 0.05% on the next $250 million and 0.02% on amounts thereafter. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors an annual fee of $6,000 plus $1,000 for each meeting attended.

3.  CAPITAL SHARES
At July 31, 1998, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

4.  PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the period ended July 31, 1998, aggregated $25,829,508 and $44,360,931, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities and dollar rolls, for the period ended July 31, 1998, aggregated $589,177,654 and $480,788,643, respectively. At July 31, 1998, the aggregate cost of investments for federal income tax purposes was $541,118,351. Gross unrealized appreciation and depreciation of investments aggregated $12,728,962 and $1,888,811, respectively, resulting in net unrealized appreciation of $10,840,151 at July 31, 1998.

FINANCIAL_ HIGHLIGHTS
----------------------------------------------------------

Supplementary data for a share outstanding are presented for the periods indicated:

                                                   SIX MONTHS
                                                        ENDED                                                2/24/94*
                                                      7/31/98    YEAR ENDED    YEAR ENDED    YEAR ENDED       THROUGH
                                                  (UNAUDITED)       1/31/98       1/31/97       1/31/96     1/31/95**
                                                 ------------  ------------  ------------  ------------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period           $      11.91  $      11.87  $      11.64  $      10.85  $      12.50
                                                 ------------  ------------  ------------  ------------  ------------
  Net investment income                                  0.46          0.98          0.94          0.96          0.83
  Net realized and unrealized gain (loss)               (0.20)         0.05          0.21          0.72         (1.71)
                                                 ------------  ------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
    resulting from operations                            0.26          1.03          1.15          1.68         (0.88)
  Distributions:
    Net investment income                               (0.44)        (0.99)        (0.92)        (0.89)        (0.75)
    Offering costs                                         --            --            --            --         (0.02)
                                                 ------------  ------------  ------------  ------------  ------------
  Net asset value, end of period                 $      11.73  $      11.91  $      11.87  $      11.64  $      10.85
                                                 ------------  ------------  ------------  ------------  ------------
                                                 ------------  ------------  ------------  ------------  ------------
  Market price, end of period                    $     10.438  $     11.156  $     10.625  $     10.250  $      9.625
                                                 ------------  ------------  ------------  ------------  ------------
                                                 ------------  ------------  ------------  ------------  ------------
  Total return based on market price                    (2.52)%+        14.76%        13.57%        16.21%       (17.21)%+
  Total return based on net asset value                  2.61%+         9.66%        11.72%        17.07%        (6.68)%+
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)           $    358,103  $    363,428  $    362,102  $    355,287  $    331,166
  Ratio of expenses to average net assets                1.34%++         1.25%         1.25%         1.20%         1.15%++(a)
  Ratio of net investment income to average net
    assets                                               7.98%++         8.29%         8.21%         8.50%         7.79%++(a)
  Portfolio turnover                                       94%+           29%           59%           96%          158%+

        *  COMMENCEMENT OF INVESTMENT OPERATIONS.
       **  AUDITED BY PRIOR AUDITORS.
        +  NOT ANNUALIZED.
       ++  ANNUALIZED.
      (a)  RATIOS INCLUDE CERTAIN ORDINARY OPERATING EXPENSE WAIVERS. WITHOUT SUCH
           WAIVERS, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.24%
           AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN
           7.71%.

DIVIDEND REINVESTMENT PLAN (UNAUDITED)
----------------------------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if the net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

CORPORATE INFORMATION
-----------------------------

DIRECTORS
Gary W. Schreyer, CHAIRMAN AND PRESIDENT
William A. Hasler
Francis E. Lundy
James M. Whitaker

OFFICERS
George A. Rio
 CHIEF FINANCIAL OFFICER AND ASSISTANT TREASURER
Judith W. O'Connell
 SECRETARY AND TREASURER

PORTFOLIO MANAGERS
Eamonn F. Dolan
Stephen Kim
Jack L. Bernard
Mark E. Raaberg

INVESTMENT MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
(800) 426-5523

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
One Post Office Square
Boston, Massachusetts 02109

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

Dresdner RCM Global Investors LLC is an institutional money manager headquartered in San Francisco with approximately $60 billion in managed assets, including approximately $14 billion in fixed income securities. Dresdner RCM has over 20 years of experience in active fixed income investment management for corporate retirement plans, endowments, foundations, insurance companies, nuclear decommissioning trusts and select individuals.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," IN THE NEW YORK TIMES AS "RCMSTGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF PRIOR ANNUAL OR SEMI-ANNUAL REPORTS, PLEASE CONTACT YOUR BROKER OR CALL DRESDNER RCM DIRECTLY AT (415) 954-5400.

INVESTMENT MANAGER:
DRESDNER RCM GLOBAL INVESTORS LLC
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111